AJ. ROBBINS, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

1600 BROADWAY

SUITE 1940

DENVER, COLORADO 80202

May 24, 2012

United States Securities and

Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: SRKP 16, Inc.

Dear Sir/Madam:

We have read Item 4.01 of the Form 8-K/A1, dated May 24, 2012, of SRKP 16, Inc. ("Company"), regarding the recent change of auditors.  We agree with such statement made regarding our firm.  We have no basis to agree or disagree with other statements made under Item 4.01.

Very truly yours,

AJ. Robbins, P.C.

By /s/ Richard J. Fleischman

Richard J. Fleischman, CPA